Exhibit 10.14

EMPLOYEES RESTRICTED STOCK GRANT AGREEMENT

RESTRICTED STOCK GRANT AGREEMENT made as of this __th day of __________, _____, between Balchem Corporation, Inc., a Maryland corporation (the "Company") and ________________ (the "Grantee").

1.             Grant of Restricted Stock.  Pursuant to the Company's Second Amended and Restated 1999 Stock Plan (the "Plan"), the Company hereby grants to the Grantee _______________ (______) shares of the Common Stock, $.06 2/3 par value per share, of the Company (the "Restricted Shares"), on the terms and subject to the conditions and restrictions and other provisions set forth in this Agreement and in the Plan. Any capitalized terms used in this Agreement and not defined shall have the meanings set forth in the Plan. This grant of Restricted Shares is subject to Grantee’s execution and delivery to the Company of a copy of this Agreement.  The Grantee is not required to pay any purchase price for the Restricted Shares.

2.             Vesting of Restricted Shares.  Unless they vest on an earlier date as provided in Section 4 of this Agreement, the Restricted Shares will vest on ___________, which is four (4) years from the date first set forth above, provided that Grantee has remained in continuous employment with the Company and/or its Related Companies through such vesting date.

3.             Restrictions on the Restricted Shares.  Until the Restricted Shares have vested, Grantee may not sell, transfer, assign, pledge, or otherwise encumber them except as permitted in Section 6.  Stock certificates representing the Restricted Shares will be registered in Grantee’s name (or Grantee will be recorded as the owner of the shares on the Company’s books) as of the date of this Agreement, but such certificates will be held by the Company on Grantee’s behalf until such shares vest.  When all or a portion of the Restricted Shares vest, a certificate representing such shares (minus any shares retained to satisfy tax withholding obligations, as described in Section 10) will be delivered to Grantee (or the vesting of such shares will be duly recorded on the Company’s books) as soon as practicable.  To the extent the Restricted Shares have vested, they shall be fully transferable (subject to applicable securities law requirements) and not subject to forfeiture upon termination of employment or otherwise.  Except in circumstances where a different treatment is provided in Section 4, in the event of a termination of Grantee’s employment with the Company and its Related Companies for any reason, all of the Restricted Shares that have not previously vested will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company.  At the request of the Company, Grantee shall execute and deliver to the Company a stock power, endorsed in blank, relating to the Restricted Shares.

4.             Acceleration of Vesting.  Notwithstanding the vesting date set forth in Section 2, the Restricted Shares shall vest immediately upon the following events.

(a)            Death.  In the event of Grantee's death while employed by the Company or a Related Company, all Restricted Shares shall immediately vest.

(b)           Disability.  In the event of Grantee's disability while employed by the Company or a Related Company, the number of Restricted Shares that shall vest upon such disability shall be the number of whole shares equal to the product of (A) 1/48 of the total number of Restricted Shares subject to this Grant and (B) the number of full months of Grantee's continuous employment with the Company and/or its Related Companies from the date of this Agreement to the date of Grantee's disability; and all Restricted Shares not so vested shall be immediately forfeited.  For the purposes of this Agreement, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

(c)            Change of Control.  Upon the occurrence of a Change of Control (as defined in the Plan), if Grantee is employed by the Company or one of its Related Companies at the time of such Change of Control, all Restricted Shares shall immediately vest.

(d)           Committee Discretion.  The Committee shall have absolute discretion to determine the date and circumstances of Grantee's termination of employment or of the occurrence of disability or a Change of Control, and its determination shall be final, conclusive and binding.  The Committee, in its sole discretion, may accelerate the vesting of Restricted Shares, in whole or in part, based on service, performance, and/or such other factors or criteria as the Committee may determine.

5.              Voting and Dividends.  Grantee shall have the right to vote the Restricted Shares and to receive dividends with respect to the Restricted Shares equal to the dividends paid on the Company’s Common Stock.  Dividends paid in cash will be paid to Grantee at the same time dividends are paid with respect to all other shares of Common Stock, but in no event later than the March 15 of the calendar year after the calendar year in which the record date for such dividend occurs.  If any dividend is declared and paid by the Company in a form other than cash, such non-cash dividend shall be subject to the same vesting schedule, forfeiture terms and other restrictions as are applicable to the Restricted Shares with respect to which the dividends were paid. Any dividends received by Grantee applicable to the Restricted Shares granted hereunder shall be forfeited and returned to the Company in the event the Restricted Shares do not vest in accordance with Section 2 above.

6.             Permitted Transfers.  The following transactions shall be exempt from the restrictions on transfer set forth in Section 3:

(i)           the Grantee's transfer of any or all of the Restricted Shares either during his/her lifetime or on death by will or intestacy to his/her immediate family or to a trust the beneficiaries of which are exclusively one or more of the Grantee and a member or members of the Grantee's immediate family, except any such transfers made pursuant to any divorce or separation proceedings or settlement (for purposes hereof, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the Grantee making the transfer); or

(ii)          a Transfer of Restricted Shares to the guardian or conservator of the Grantee; provided, however, that in any such case, the transferee or other recipient shall receive and hold such Restricted Shares subject to the provisions of this Agreement and there shall be no further transfer of such Restricted Shares except in accordance with this Agreement.

No transfer pursuant to this Section 6 shall be effective, and the Company shall not be required to recognize any transferee of Restricted Shares hereunder as a stockholder of the Company, unless and until the transferee agrees in writing to be bound by the provisions of this Agreement.

7.             Restrictive Legend.  At the discretion of the Company, all certificates  (electronic or otherwise) representing Restricted Shares owned by the Grantee shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws or under any applicable shareholders agreement:

THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE AND RESTRICTIONS ON TRANSFER AS SET FORTH IN A CERTAIN RESTRICTED STOCK GRANT AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS/HER PREDECESSOR IN INTEREST), AND SUCH AGREEMENT IS AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE OFFICE OF THE CORPORATION.

8.             Adjustments for Stock Splits, Stock Dividends, etc.  In the event of any stock split-up, stock dividend, stock distribution or other reclassification of the stock of the Company, any and all new, substituted or additional securities to which the Grantee is entitled by reason of his ownership of the Restricted Shares shall be automatically subject to the same vesting schedule, forfeiture terms and other restrictions in the same manner and to the same extent as the Restricted Shares.

9.             Section 83(b) Election.  Grantee understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), unless Grantee files an election under Section 83(b) of the Code, Grantee will recognize ordinary compensation income on the date the Restricted Shares are no longer subject to a substantial risk of forfeiture (which is generally the date such shares vest) in an amount equal to the fair market value of the Restricted Shares on that date.  Grantee may, however, elect to recognize income with respect to some or all of the Restricted Shares as of the date of grant of such Restricted Shares in an amount equal to the fair market value of the Restricted Shares on that date (without any discount for the transfer and forfeiture restrictions on the Restricted Shares).  In order to make this election, Grantee must file an election under Section 83(b) of the Code with the Internal Revenue Service no later than 30 days after the date of grant of the Restricted Shares.  Grantee also understands that if he makes a Section 83(b) election and subsequently forfeits some or all of the Restricted Shares that were subject to the election, he will not be able to claim a deduction or capital loss with respect to the forfeited shares.  Grantee also understands that cash dividends paid on the Restricted Shares (prior to vesting) will be taxable as ordinary compensation income when received if Grantee did not make a Section 83(b) election, and will be taxable as dividend income if Grantee made a Section 83(b) election; and that non-cash dividends on the Restricted Shares generally will be taxable as ordinary compensation income at the same time as the Restricted Shares to which such dividends relate if Grantee did not make a Section 83(b) election, and will be taxable when received if Grantee made a Section 83(b) election with respect to such dividends.  Grantee acknowledges that it is Grantee's sole responsibility, and not the Company's, to file a timely election under Section 83(b) if he chooses to do so.  Grantee is relying solely on Grantee's advisors with respect to the decision as to whether or not to file a Section 83(b) election.  Grantee also agrees to provide the Company with a copy of the Section 83(b) election if one is filed.

10.           Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the Grantee, including shares otherwise deliverable upon the vesting of the Restricted Shares, any federal, state or local taxes of any kind required by law to be withheld with respect to any of the Restricted Shares issued hereunder.

11.           Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

12.           Amendment.  No provision of this Agreement shall be amended, either generally or in any particular instance, except in a writing signed by the Company and the Grantee.

13.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and the Grantee and their respective heirs, executors, administrators, legal representatives, and permitted transferees.  No transfer of any of the Shares shall be effective unless the transferee first agrees in writing to all of the terms hereof.

14.           No Rights To Employment.  Nothing contained in this Agreement shall be construed as giving the Grantee any right to be retained, in any position, as an employee of or consultant or advisor to the Company.

15.           Notices.  All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery, delivery by Federal Express or other recognized overnight delivery service or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, return receipt requested, if to the Company at its executive offices and if to the Grantee at the address shown beneath his or her signature to this Agreement, or in either case at such other address or addresses as either party shall designate to the other in accordance with this Section.

16.           Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

17.           Entire Agreement.  This Agreement and the documents and agreements referenced herein constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

18.           Governing Law.  This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of New York.  The Company and the Grantee hereby (a) agree that any action, suit or other proceeding arising out of or based upon this Agreement shall be brought in the courts of the State of New York or any federal court located in such state, and (b) irrevocably consent and submit to the exclusive jurisdiction of such courts for the purpose of any such action, suit or proceeding.

19.          1999 Stock Plan.  The Restricted Shares are issued pursuant to the Company's Second Amended and Restated 1999 Stock Plan, a copy of which has been furnished to the Grantee, and are subject to such Plan in all respects.  Nothing contained in this Agreement shall in any way be deemed to alter or modify the provisions of the Plan and no act of the Company or its directors, officers or employees shall be deemed to be a waiver or modification of any provision of the Plan.  The provisions of the Plan shall in all respects govern this Agreement.  The Committee shall have authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan and this Agreement; to prescribe, amend and rescind rules and regulations relating to the Plan and this Agreement; and to make all other determinations deemed necessary or advisable for the administration of the Plan or this Agreement.  The Committee’s determination on the foregoing matters shall be conclusive.

20.            Section 409A Compliance. This Agreement is intended to comply with the requirements of Section 409A of the Code and the regulations issued thereunder. To the extent of any inconsistencies with the requirements of Section 409A, this Agreement shall be interpreted and amended in order to meet such Section 409A requirements. Notwithstanding anything contained in this Agreement or in any amendments hereto to the contrary, it is the intent of the Company to have the Plan interpreted and construed to comply with any and all provisions Section 409A including any subsequent amendments, rulings or interpretations from appropriate governmental agencies.

21.            Data Privacy.  Grantee expressly consents to the collection, use and transfer, in electronic or other form, of Grantee's personal data by and among the Company, its Related Companies, and any broker or third party assisting the Company in administering the Plan or providing recordkeeping services for the Plan, for the purpose of implementing, administering and managing Grantee's participation in the Plan.  By accepting this award Grantee waives any data privacy rights he may have with respect to such information.

[END OF DOCUMENT]
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BALCHEM CORPORATION

By:
Dino A. Rossi, President & CEO

GRANTEE:

(Signature)

Address:

DIRECTORS RESTRICTED STOCK GRANT AGREEMENT

RESTRICTED STOCK GRANT AGREEMENT made as of this __th day of __________, _____, between Balchem Corporation, Inc., a Maryland corporation (the "Company") and ________________ (the "Grantee").

1.             Grant of Restricted Stock.  Pursuant to the Company's Second Amended and Restated 1999 Stock Plan (the "Plan"), the Company hereby grants to the Grantee _______________ (______) shares of the Common Stock, $.06 2/3 par value per share, of the Company (the "Restricted Shares"), on the terms and subject to the conditions and restrictions and other provisions set forth in this Agreement and in the Plan. Any capitalized terms used in this Agreement and not defined shall have the meanings set forth in the Plan. This grant of Restricted Shares is subject to Grantee’s execution and delivery to the Company of a copy of this Agreement.  The Grantee is not required to pay any purchase price for the Restricted Shares.

2.             Vesting of Restricted Shares.  Unless they vest on an earlier date as provided in Section 4 of this Agreement, the Restricted Shares will vest on ___________, which is four (4) years from the date first set forth above, provided that Grantee has remained a director of the Company through such vesting date.

3.             Restrictions on the Restricted Shares.  Until the Restricted Shares have vested, Grantee may not sell, transfer, assign, pledge, or otherwise encumber them except as permitted in Section 6.  Stock certificates representing the Restricted Shares will be registered in Grantee’s name (or Grantee will be recorded as the owner of the shares on the Company’s books) as of the date of this Agreement, but such certificates will be held by the Company on Grantee’s behalf until such shares vest.  When all or a portion of the Restricted Shares vest, a certificate representing such shares (minus any shares retained to satisfy tax withholding obligations, as described in Section 10) will be delivered to Grantee (or the vesting of such shares will be duly recorded on the Company’s books) as soon as practicable.  To the extent the Restricted Shares have vested, they shall be fully transferable (subject to applicable securities law requirements) and not subject to forfeiture upon cessation of being a director or otherwise.  Except in circumstances where a different treatment is provided in Section 4, in the event of a termination of Grantee’s directorship with the Company for any reason, all of the Restricted Shares that have not previously vested will be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company.  At the request of the Company, Grantee shall execute and deliver to the Company a stock power, endorsed in blank, relating to the Restricted Shares.

4.             Acceleration of Vesting.  Notwithstanding the vesting date set forth in Section 2, the Restricted Shares shall vest immediately upon the following events.

(a)           Death.  In the event of Grantee's death while a director of the Company, all Restricted Shares shall immediately vest.

(b)           Disability.  In the event of Grantee's disability while a director of the Company, the number of Restricted Shares that shall vest upon such disability shall be the number of whole shares equal to the product of (A) 1/48 of the total number of Restricted Shares subject to this Grant and (B) the number of full months Grantee has served on the Company’s Board of Directors from the date of this Agreement to the date of Grantee's disability; and all Restricted Shares not so vested shall be immediately forfeited.  For the purposes of this Agreement, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

(c)            Retirement/Resignation from Board of Directors.  In the event of Grantee ceases to be a member of the Board of Directors of the Company by reason of his/her: (i) voluntary retirement from the Board of Directors upon attaining the age of 70 or as set forth in the then current Balchem Director’s Manual; (ii) resignation as a Director of the Company due to a conflict of interest between the Grantee and the Company which is determined by majority vote of the Board of Directors (excluding the Grantee) to be sufficiently material to justify the Grantee’s resignation as a Director of the Company; or (iii) resignation as a Director of the Company due to a serious health issue suffered by the Grantee which materially impairs the Grantee’s ability to perform his/her duties and responsibilities as a Director of the Company, as determined by majority vote of the Board of Directors (excluding the Grantee); the number of Restricted Shares that shall vest upon any of such aforementioned  events shall be the number of whole shares equal to the product of (A) 1/48 of the total number of Restricted Shares subject to this Grant and (B) the number of full months of that Grantee has served on the Company’s Board of Directors from the date of this Agreement to the date of Grantee's retirement or resignation, as applicable; and all Restricted Shares not so vested shall be immediately forfeited.

(d)           Change of Control.  Upon the occurrence of a Change of Control (as defined in the Plan), if Grantee is a Director of the Company at the time of such Change of Control, all Restricted Shares shall immediately vest.

(e)            Committee Discretion.  The Compensation Committee of the Board of Directors (the “Committee”) shall have absolute discretion to determine the date and circumstances of Grantee's cessation as a Director of the Company or of the occurrence of disability or a Change of Control, and its determination shall be final, conclusive and binding.  The Committee, in its sole discretion, may accelerate the vesting of Restricted Shares, in whole or in part, based on service, performance, and/or such other factors or criteria as the Committee may determine.

5.             Voting and Dividends.  Grantee shall have the right to vote the Restricted Shares and to receive dividends with respect to the Restricted Shares equal to the dividends paid on the Company’s Common Stock.  Dividends paid in cash will be paid to Grantee at the same time dividends are paid with respect to all other shares of Common Stock, but in no event later than the March 15 of the calendar year after the calendar year in which the record date for such dividend occurs.  If any dividend is declared and paid by the Company in a form other than cash, such non-cash dividend shall be subject to the same vesting schedule, forfeiture terms and other restrictions as are applicable to the Restricted Shares with respect to which the dividends were paid. Any dividends received by Grantee applicable to the Restricted Shares granted hereunder shall be forfeited and returned to the Company in the event the Restricted Shares do not vest in accordance with Section 2 above.

6.             Permitted Transfers.  The following transactions shall be exempt from the restrictions on transfer set forth in Section 3:

(i)           the Grantee's transfer of any or all of the Restricted Shares either during his/her lifetime or on death by will or intestacy to his/her immediate family or to a trust the beneficiaries of which are exclusively one or more of the Grantee and a member or members of the Grantee's immediate family, except any such transfers made pursuant to any divorce or separation proceedings or settlement (for purposes hereof, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the Grantee making the transfer); or

(ii)          a Transfer of Restricted Shares to the guardian or conservator of the Grantee; provided, however, that in any such case, the transferee or other recipient shall receive and hold such Restricted Shares subject to the provisions of this Agreement and there shall be no further transfer of such Restricted Shares except in accordance with this Agreement.

No transfer pursuant to this Section 6 shall be effective, and the Company shall not be required to recognize any transferee of Restricted Shares hereunder as a stockholder of the Company, unless and until the transferee agrees in writing to be bound by the provisions of this Agreement.

7.           Restrictive Legend.  At the discretion of the Company, all certificates  (electronic or otherwise) representing Restricted Shares owned by the Grantee shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws or under any applicable shareholders agreement:

THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE AND RESTRICTIONS ON TRANSFER AS SET FORTH IN A CERTAIN RESTRICTED STOCK GRANT AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED OWNER OF THIS CERTIFICATE (OR HIS/HER PREDECESSOR IN INTEREST), AND SUCH AGREEMENT IS AVAILABLE FOR INSPECTION WITHOUT CHARGE AT THE OFFICE OF THE CORPORATION.

8.             Adjustments for Stock Splits, Stock Dividends, etc.  In the event of any stock split-up, stock dividend, stock distribution or other reclassification of the stock of the Company, any and all new, substituted or additional securities to which the Grantee is entitled by reason of his ownership of the Restricted Shares shall be automatically subject to the same vesting schedule, forfeiture terms and other restrictions in the same manner and to the same extent as the Restricted Shares.

9.             Section 83(b) Election.  Grantee understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), unless Grantee files an election under Section 83(b) of the Code, Grantee will recognize ordinary compensation income on the date the Restricted Shares are no longer subject to a substantial risk of forfeiture (which is generally the date such shares vest) in an amount equal to the fair market value of the Restricted Shares on that date.  Grantee may, however, elect to recognize income with respect to some or all of the Restricted Shares as of the date of grant of such Restricted Shares in an amount equal to the fair market value of the Restricted Shares on that date (without any discount for the transfer and forfeiture restrictions on the Restricted Shares).  In order to make this election, Grantee must file an election under Section 83(b) of the Code with the Internal Revenue Service no later than 30 days after the date of grant of the Restricted Shares.  Grantee also understands that if he makes a Section 83(b) election and subsequently forfeits some or all of the Restricted Shares that were subject to the election, he will not be able to claim a deduction or capital loss with respect to the forfeited shares.  Grantee also understands that cash dividends paid on the Restricted Shares (prior to vesting) will be taxable as ordinary compensation income when received if Grantee did not make a Section 83(b) election, and will be taxable as dividend income if Grantee made a Section 83(b) election; and that non-cash dividends on the Restricted Shares generally will be taxable as ordinary compensation income at the same time as the Restricted Shares to which such dividends relate if Grantee did not make a Section 83(b) election, and will be taxable when received if Grantee made a Section 83(b) election with respect to such dividends.  Grantee acknowledges that it is Grantee's sole responsibility, and not the Company's, to file a timely election under Section 83(b) if he chooses to do so.  Grantee is relying solely on Grantee's advisors with respect to the decision as to whether or not to file a Section 83(b) election.  Grantee also agrees to provide the Company with a copy of the Section 83(b) election if one is filed.

10.           Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the Grantee, including shares otherwise deliverable upon the vesting of the Restricted Shares, any federal, state or local taxes of any kind required by law to be withheld with respect to any of the Restricted Shares issued hereunder.

11.           Severability.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

12.           Amendment.  No provision of this Agreement shall be amended, either generally or in any particular instance, except in a writing signed by the Company and the Grantee.

13.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and the Grantee and their respective heirs, executors, administrators, legal representatives, and permitted transferees.  No transfer of any of the Shares shall be effective unless the transferee first agrees in writing to all of the terms hereof.

14.           No Rights To Employment.  Nothing contained in this Agreement shall be construed as giving the Grantee any right to be retained, in any position, as a Director, as an employee of or consultant or advisor to the Company.

15.           Notices.  All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery, delivery by Federal Express or other recognized overnight delivery service or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, return receipt requested, if to the Company at its executive offices and if to the Grantee at the address shown beneath his or her signature to this Agreement, or in either case at such other address or addresses as either party shall designate to the other in accordance with this Section.

16.           Pronouns.  Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

17.           Entire Agreement.  This Agreement and the documents and agreements referenced herein constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

18.           Governing Law.  This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of New York.  The Company and the Grantee hereby (a) agree that any action, suit or other proceeding arising out of or based upon this Agreement shall be brought in the courts of the State of New York or any federal court located in such state, and (b) irrevocably consent and submit to the exclusive jurisdiction of such courts for the purpose of any such action, suit or proceeding.

19.          1999 Stock Plan.  The Restricted Shares are issued pursuant to the Company's Second Amended and Restated 1999 Stock Plan, a copy of which has been furnished to the Grantee, and are subject to such Plan in all respects.  Nothing contained in this Agreement shall in any way be deemed to alter or modify the provisions of the Plan and no act of the Company or its directors, officers or employees shall be deemed to be a waiver or modification of any provision of the Plan.  The provisions of the Plan shall in all respects govern this Agreement.  The Committee shall have authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan and this Agreement; to prescribe, amend and rescind rules and regulations relating to the Plan and this Agreement; and to make all other determinations deemed necessary or advisable for the administration of the Plan or this Agreement.  The Committee’s determination on the foregoing matters shall be conclusive.

20.             Section 409A Compliance. This Agreement is intended to comply with the requirements of Section 409A of the Code and the regulations issued thereunder. To the extent of any inconsistencies with the requirements of Section 409A, this Agreement shall be interpreted and amended in order to meet such Section 409A requirements. Notwithstanding anything contained in this Agreement or in any amendments hereto to the contrary, it is the intent of the Company to have the Plan interpreted and construed to comply with any and all provisions Section 409A including any subsequent amendments, rulings or interpretations from appropriate governmental agencies.

21.             Data Privacy.  Grantee expressly consents to the collection, use and transfer, in electronic or other form, of Grantee's personal data by and among the Company and any broker or third party assisting the Company in administering the Plan or providing recordkeeping services for the Plan, for the purpose of implementing, administering and managing Grantee's participation in the Plan.  By accepting this award Grantee waives any data privacy rights he may have with respect to such information.

[END OF DOCUMENT]
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BALCHEM CORPORATION

By:
Dino A. Rossi, President & CEO

GRANTEE:

(Signature)

Address:

BALCHEM CORPORATION
STOCK OPTION GRANT AGREEMENT

This STOCK OPTION GRANT AGREEMENT (the "Grant"), dated as of is between BALCHEM CORPORATION, a Maryland corporation (the "Corporation") and _________________ (the "Optionee").

W I T N E S S E T H:

1.             Grant of Options.  Pursuant to the provisions of the Second Amended and Restated 1999 Stock Plan of the Corporation, as the same may be amended from time to time (the "Plan"), the Corporation has on the date set forth on Exhibit A hereto granted to Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Corporation the number of shares of Common Stock of the Corporation ("Stock") set forth in Exhibit A at the price per share set forth in Exhibit A (the stock options granted hereby being referred to as the "Option" or the "Options").  The Option is a non-qualified stock option.  Any capitalized terms used in this Grant and not defined shall have the meanings set forth in the Plan.

2.             Terms and Conditions.  The term of the Option shall be for the period specified in Exhibit A. The Option shall be exercisable on the date or dates set forth, or upon satisfaction of the conditions set forth, in Exhibit A, provided that (unless expressly provided otherwise in Paragraph 4 hereof or in Exhibit A) Optionee is an employee of the Corporation or one of its Related Companies on each such date.  To the extent the Option has become exercisable, it may be exercised, prior to the end of the Option term, at any time in whole or in part and from time to time subject to earlier termination as provided in Paragraphs 3 and 4 of this Grant, unless otherwise expressly provided in Exhibit A.  Unless otherwise provided in Exhibit A, the Option may not be exercised (a) as to fewer than 100 shares at any one time (or for the remaining shares then purchasable under the Option, if fewer than 100 shares), and (b) until fulfillment of any conditions precedent set forth in Paragraph 7 hereof.  The holder of any Option shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of an Option until certificates for such Stock shall have been issued and delivered to him after the exercise of the Option.

3.             Termination of Employment.  In the event that the employment (as defined in the Plan) of Optionee shall be terminated (otherwise than by reason of death, disability, retirement (as defined in Paragraph 4 hereof), or for cause (as defined below)), the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the termination of his employment) at any time prior to the expiration of the period of sixty (60) days after such termination, but in no event later than the specified expiration date of the Option, except as may be expressly provided in Exhibit A. Notwithstanding anything herein to the contrary, in the event that the employment of Optionee shall be terminated for cause, all vested and unvested portions of the Option shall be immediately forfeited by Optionee without any consideration.  For the purposes hereof, "cause" shall be defined as: any illegal or disreputable conduct which impairs or is injurious to the reputation, goodwill or business of the Corporation or is seriously injurious to its stockholders, or involves the misappropriation of funds or property of the Corporation or any of its direct or indirect subsidiaries or any of the customers or vendors thereof or others having business relations with any of them.  A termination for "cause" will include any resignation in anticipation of discharge for "cause" or accepted by the Corporation in lieu of a formal discharge for "cause."

This Grant does not constitute an employment contract.  Nothing in the Plan or in this Grant shall confer upon Optionee any right to be continued in the employ of the Corporation or its subsidiaries for the length of any vesting schedule or for any portion thereof or for any other period of time, or interfere in any way with the right of the Corporation or any such subsidiary to terminate or otherwise modify the terms of Optionee's employment; provided, that a change in Optionee's duties or position shall not affect Optionee's Option so long as Optionee is still an employee of the Corporation or any Related Company (as defined in the Plan).

4.	Death, Disability, or Retirement of Optionee or Change of Control.

(a)  Death.  If Optionee ceases to be employed by the Corporation and all Related Companies by reason of his death, the Option shall become fully exercisable upon such termination of employment and may be exercised by Optionee's estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Option or two years after the date of Optionee's death, except as may be provided in Exhibit A.

(b)  Disability.  If Optionee ceases to be employed by the Corporation and all Related Companies by reason of his disability, the Option shall continue to vest and become exercisable in accordance with the vesting schedule set forth in Exhibit A. Except as otherwise provided in Exhibit A, any unexercised portion of the Option may be exercised prior to the later of (i) two years after Optionee's termination of employment or (ii) two years after the vesting date of the Option, but in any case not beyond the specified expiration date of the Option.  For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

(c)  Retirement.  If Optionee ceases to be employed by the Corporation and all Related Companies by reason of his retirement, the Option shall continue to vest and become exercisable in accordance with the vesting schedule set forth in Exhibit A. Except as otherwise provided in Exhibit A, any unexercised portion of the Option may be exercised prior to the later of (i) two years after Optionee's termination of employment or (ii) two years after the vesting date of the Option, but in any case not beyond the specified expiration date of the Option.  For purposes of the Plan, the term "retirement" shall mean termination of employment at a time when the sum of Optionee’s age and years of service is at least 70, provided that Optionee has at least ten years of service.

(d)  Change of Control.  Upon the occurrence of a Change of Control (as defined in the Plan), the Option shall become fully exercisable if Optionee is employed by the Corporation or a Related Company at such time.  Except as otherwise provided in Exhibit A, any unexercised portion of the Option may be exercised for the period following Optionee's termination of employment as set forth in the applicable provision of Section 3 or 4, but in any case not beyond the specified expiration date of the Option.

5.             Transferability of Option.  The Option shall not be transferable otherwise than by will or the law of descent and distribution, except as, and then only to the extent, if any, provided in Exhibit A hereto or as subsequently approved by the Board or the Committee.

6.             Adjustments Upon Changes in Capitalization.  In the event of changes in the outstanding stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares subject to the Option shall be correspondingly adjusted as provided in the Plan.

7.
Conditions Precedent To Exercise of Option.  In the event that the exercise of the Option or the issuance and delivery of the shares hereunder shall be subject to, or shall require, any prior exchange listing, prior approval of the stockholders of the Corporation, or other prior condition or act, pursuant to the applicable laws, regulations or policies of any stock exchange, federal or local government or its agencies or representatives, and/or pursuant to the Plan, then the Option shall not be deemed to be exercisable under this Grant until such condition is satisfied.  The Corporation shall not be liable in any manner to Optionee or any other party for any failure or delay by the Corporation on its part to fulfill any such condition, and any such failure or delay shall not extend the term of the Option.

8.             Methods of Exercising Option.  Subject to the terms and conditions of this Grant, the Option may be exercised by delivering a signed, completed exercise notice in the form of Exhibit B hereto, as the same may be modified from time to time by determination of the Corporation in its discretion, to the Corporation, at its office at 52 Sunrise Park Road, P.O. Box 600, New Hampton, New York, 10958 or such other address as the Corporation may designate.  Such notice shall (i) identify the Option to which it applies, (ii) state the election to exercise the Option, (iii) designate the number of shares in respect of which the Option is being exercised, and (iv) be signed by the person or persons so exercising the Option, and shall otherwise be in such form and substance as the Corporation may require.  Such notice shall be accompanied by payment of the full purchase price of such shares.  The Corporation shall deliver to Optionee, at such address as is provided in the notice, a certificate or certificates representing such shares as soon as practicable after the notice shall be received and all conditions to the exercise of the Option are fulfilled and satisfied.  Payment of such purchase price shall be made (a) in United States dollars in cash or by check, or (b) through delivery of shares of Stock theretofore owned by Optionee for at least six months and having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (c) by any combination of the above.  Notwithstanding the foregoing, Optionee may not pay any part of the exercise price hereof by transferring Stock to the Corporation if such Stock is not fully vested or is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code.  The certificate or certificates for the shares as to which the Option shall have been so exercised shall be issued in the name of the person or person so exercising the Option (or, if the Option shall be exercised by Optionee and if Optionee shall so request in the notice exercising the Option, the certificate shall be issued in the name of Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option.  In the event the Option shall be exercised by any person or persons other than Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.  At the election of the Corporation, such certificate may bear such legends regarding the limited transferability of the shares under applicable securities laws as the Corporation may require.  All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

9.             Certain Securities Law Matters.  By acceptance of the Option, Optionee agrees that a purchase of shares under the Option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended (the "Act"), unless in the opinion of the Corporation such distribution is in compliance with or exempt from the registration and prospectus requirements of the Act, and Optionee agrees to sign a certificate to such effect at the time of exercising the Option (which certificate shall, if required by the Corporation, be in such form and substance, and pertaining to such securities law related matters, as the Corporation may require in its discretion), and agrees that the certificate for the shares so purchased may, if deemed appropriate by the Corporation, be inscribed with a legend to ensure compliance with the Act.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein and the requirements of the Act, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent.  The Corporation shall not be required (i) to transfer on its books any shares purchased upon the exercise of the Option that have been sold or otherwise transferred in violation of any of the provisions of this Grant and/or the Plan, or (ii) to treat as owner of such shares or to accord the right to vote or receive dividends to any purchaser or other transferee to whom such shares shall have been so sold or transferred.

10.            Capital Changes and Business Successions.  The Plan contains provisions covering the treatment of the Option in a number of contingencies such as stock splits and mergers.  Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Corporation are hereby made applicable hereunder and are incorporated herein by reference.  In general, Optionee should not assume that the Option necessarily would survive the acquisition of the Corporation.

11.            Withholding Taxes. Upon the exercise of the Option, the Corporation may require Optionee to pay to the Corporation in cash an amount equal to all applicable withholding taxes in respect of the amount that is considered compensation includable in such person's gross income.  The Corporation in its discretion may condition the exercise of the Option on Optionee's payment of such amount.  At the Corporation's discretion, the amount required to be withheld may be withheld in cash from Optionee's wages, or in kind from the Stock otherwise deliverable to Optionee on exercise of the Option.  Optionee further agrees that, if the Corporation does not withhold an amount from Optionee's wages sufficient to satisfy the Corporation's withholding obligation, Optionee will reimburse the Corporation on demand, in cash, for the amount under withheld.

12.            Fair Market Value of Stock.  If, at the time the Option is granted under the Plan, the Corporation's Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not then traded on a national securities exchange.  However, if the Stock is not publicly traded at the time the Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Corporation's Board of Directors or any Compensation Committee thereof (the "Committee"), after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm’s length, if any.  The determination by the Board of Directors or the Committee of fair market value shall be conclusive and binding.  The fair market value of the Stock in question shall be determined as of the day on which the event occurs.

13.            Terms of Plan Control.  The Option granted hereunder is granted pursuant to the provisions of the Plan, the receipt of a copy of which Optionee hereby acknowledges.  Nothing contained in this Grant shall in any way be deemed to alter or modify the provisions of the Plan and no act of the Corporation or its directors, officers or employees shall be deemed to be a waiver or modification of any provision of the Plan.  The provisions of the Plan shall in all respects govern the Option.  The Committee shall have authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan and this Grant; to prescribe, amend and rescind rules and regulations relating to the Plan and the Option; and to make all other determinations deemed necessary or advisable for the administration of the Plan or the Option.  The Committee’s determination on the foregoing matters shall be conclusive.

14.           Governing Law.  This Grant shall be construed, interpreted and enforced in accordance with the laws of the State of New York. The Corporation and the Optionee hereby (a) agree that any action, suit or other proceeding arising out of or based upon this Grant shall be brought in the courts of the State of New York or any federal court located in such state, and (b) irrevocably consent and submit to the exclusive jurisdiction of such courts for the purpose of any such action, suit or proceeding.

15.           Data Privacy.  Optionee expressly consents to the collection, use and transfer, in electronic or other form, of Optionee's personal data by and among the Company, its Related Companies, and any broker or third party assisting the Company in administering the Plan or providing recordkeeping services for the Plan, for the purpose of implementing, administering and managing Optionee's participation in the Plan.  By accepting this award Optionee waives any data privacy rights he may have with respect to such information.

IN WITNESS WHEREOF, the Corporation has caused this Grant to be executed by its duly authorized officer and Optionee has executed this Grant as of the date first written above.

BALCHEM CORPORATION

By:
Dino A. Rossi, President & CEO

AGREED AND ACCEPTED:

OPTIONEE: